GILMORE & BELL, P.C.

Execution Copy

NATIONAL COOPERATIVE REFINERY ASSOCIATION
AS PURCHASER

AND

CITY OF MCPHERSON, KANSAS
AS ISSUER

BOND PURCHASE AGREEMENT

$325,000,000
TAXABLE INDUSTRIAL REVENUE BONDS
SERIES 2006
(NATIONAL COOPERATIVE REFINERY ASSOCIATION)

BOND PURCHASE AGREEMENT

$325,000,000
CITY OF MCPHERSON, KANSAS
TAXABLE INDUSTRIAL REVENUE BONDS
SERIES 2006
(NATIONAL COOPERATIVE REFINERY ASSOCIATION)
Dated: December 18, 2006

On the basis of the representations, and the terms and conditions contained herein, the undersigned, National Cooperative Refinery Association (the “Purchaser”), hereby offers to purchase $325,000,000 aggregate principal amount of Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association) (the “Bonds”) to be issued by the City of McPherson, Kansas (the “Issuer”), an incorporated municipality duly organized and existing as a city of the second class under the constitution and laws of the State of Kansas, under and pursuant to Ordinance No. 2891 of the Issuer passed by the governing body of the Issuer on September 11, 2006 (the “Ordinance”) and secured under the provisions of a Trust Indenture dated as of the Issue Date of the Bonds (the “Indenture”) between the Issuer and Security Bank of Kansas City, as Trustee (the “Trustee”). The Bonds are to be issued by the Issuer pursuant to and in accordance with provisions of Sections 12-1740 et seq., inclusive, of the Kansas Statutes Annotated, as amended (collectively the “Act”), and the constitution of the State of Kansas, for the purpose of paying the costs to finance modifications and improvements to the existing crude oil refinery facility to be leased to the Purchaser.

In connection with the issuance of the Bonds, the Purchaser and the Issuer propose to enter into a Lease dated as of the Issue Date of the Bonds (the “Lease”) with respect to the Leased Property (as defined below). Pursuant to the Lease, the Issuer will lease the Leased Property to the Purchaser and the Purchaser shall be required to pay as Basic Rent thereunder amounts sufficient to pay the principal of, premium, if any, and interest on the Bonds and all other Bonds Outstanding under the Indenture.

Section 1. Representations, Warranties, Covenants and Agreements of the Issuer.

By acceptance and execution hereof the Issuer hereby represents to, and agrees with, the Purchaser that:

(a) The Issuer is a municipality incorporated as a city of the second class of and within the State of Kansas, duly organized and existing under the constitution and laws of the State of Kansas. The Issuer is authorized under the provisions of the constitution and laws of the State of Kansas, including particularly the Act, to issue, sell and deliver the Bonds for the purposes specified above, to adopt and perform its obligations under the Ordinance, to enter into and perform its obligations under this Bond Purchase Agreement (the “Agreement”), the Indenture and the Lease and to pledge, pursuant to and in accordance with provisions of the Ordinance, the Indenture and certain rentals payable by the Purchaser to the Issuer pursuant to the provisions of the Lease, to the payment of the principal of, premium, if any, and interest on the Bonds in the manner provided therein.

(b) The Issuer has full power and authority to consummate all transactions contemplated by this Agreement, the Bonds, the Ordinance, the Indenture and the Lease (the “Bond Documents”) and any and all other agreements relating thereto, to which the Issuer is a party.

(c) The Issuer will have duly authorized prior to the Closing Time (as hereinafter defined) all necessary action to be taken by it or on its behalf for: (i) the issuance and delivery of the Bonds upon the terms set forth in this Bond Purchase Agreement; (ii) the passage, signature and publication of the Ordinance; (iii) the execution and delivery by it of the Bond Documents to which it is a party; (iv) the carrying out, giving effect to and consummation of the transactions contemplated thereby and by this Agreement. Copies of this Agreement, the Ordinance, the Indenture and the Lease, executed by the appropriate officers or officials of the Issuer, shall be delivered to the Purchaser by the Issuer at the Closing Time.

(d) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Issuer, threatened against or affecting it (or, to its knowledge, any basis therefor) wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or would adversely affect the validity of the Bond Documents or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby.

(e) Any certificate signed by any authorized officer or official of the Issuer and delivered to the Purchaser in connection with the transactions contemplated by this Agreement shall be deemed a representation by the Issuer to the Purchaser as to the statements made therein.

(f) When delivered to and paid for by the Purchaser in accordance with the provisions of this Agreement and authenticated in accordance with the provisions of the Indenture, the Bonds will have been duly authorized, executed, issued and delivered; the Bonds will constitute valid and binding limited obligations of the Issuer payable solely and only from the revenues specified in the Indenture and in conformity with, and entitled to the benefits and security of, the Indenture and all action taken by the Issuer in connection therewith shall be in conformity with the Act.

(g) The execution and delivery of this Agreement, the Bonds and the other documents to be executed by the Issuer in compliance with the provisions hereof and thereof will not conflict with or constitute a breach of or default under any agreement or other instrument to which the Issuer is a party or any existing law, administrative regulation, court order or consent decree to which the Issuer is subject.

(h) The Issuer will cause the cash proceeds, if any, from the sale of the Bonds to be deposited as required by the Indenture and used for the purposes set forth in the Indenture.

(i) No additional or further approval, consent or authorization of any governmental or public agency or authority not already obtained by the Issuer is required in connection with the issuance and sale of the Bonds or entering into and performing the obligations of the Issuer under this Agreement, the Bonds or the other documents to be executed by the Issuer.

Section 2. Representations of the Purchaser.

The Purchaser makes the following representations as of the Closing:

(a) The statements and information relating to the Bonds, the Purchaser, the anticipated sources and use of funds to be applied in connection with the issuance of the Bonds, and the Leased Property are true and correct in all material respects and do not omit any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b) The Purchaser is a duly formed nonprofit cooperative marketing association existing and in good standing under the laws of the State of Kansas.

(c) The Purchaser has full power and authority to enter into, execute and deliver the Lease and this Agreement, and to perform its obligations thereunder and hereunder, all of which have been duly authorized by all proper and necessary corporate action, and no consent or approval of parties not signatories to this Agreement or of any public authority other than the Issuer is necessary to carry out the same.

(d) The execution, delivery and performance by the Purchaser of the documents and agreements required to be executed by the Purchaser will not conflict with or constitute a material violation or breach of or a default under its articles of incorporation and bylaws, or any mortgage, indenture, deed of trust, contract, instrument or agreement binding on it or affecting its property, or any provision of law or order, rule, regulation, ordinance or decree of any court, government or governmental body having jurisdiction over the Purchaser or any of its property.

(e) To the actual knowledge of the officer of the Purchaser signing this Agreement, there is no litigation, proceeding or investigation by or before any court, public board or body, pending, or threatened, against or affecting the Purchaser, its officers or property, challenging the validity of the Lease, the Indenture or this Agreement, or seeking to enjoin any of the transactions contemplated by such instruments or the performance by the Purchaser of its obligations thereunder or hereunder, or challenging the acquisition or operation of the Leased Property.

Section 3. Other Representations, Warranties, Covenants and Agreements of the Purchaser.

By the execution hereof Purchaser hereby represents, warrants and agrees with the Issuer that:

(a) Purchaser is knowledgeable and experienced in financial and business matters and is capable of evaluating investment merit and risks associated with its purchase of the Bonds. Purchaser has been furnished and has reviewed the provisions of the Ordinance, the Indenture and the Lease relating to the authorization of and security for payment of the Bonds. Prior to the execution hereof Purchaser also obtained such information and conducted such investigations as it has deemed necessary in order to enable itself to fully evaluate the terms and provisions of the Bonds, of the Ordinance, and of the Indenture and the Lease authorizing their issuance and providing for the payment thereof and the financial and investment merits and risks associated with the purchase of the Bonds. On the basis of such information materials and Purchaser’s investigation, Purchaser has made the decision to purchase the Bonds and has not relied upon any representations of the Issuer or any of its officers or employees with respect to the Bonds or security for payment of the Bonds.

(b) Purchaser is purchasing the Bonds as an investment for its own account and not with a view to the sale, redistribution or other disposition thereof in the ordinary course of business in a transaction not amounting to a public offering as contemplated by Section 4(2) of the Securities Act of 1933, as amended. Purchaser acknowledges that (1) the Bonds will not be registered under the Securities Act of 1933, as amended or any applicable state securities law, (2) the Bonds may not be transferred unless, in the opinion of Klenda, Mitchell, Austerman & Zuercher, L.L.C., Wichita, Kansas, or other counsel reasonably acceptable to the Trustee, such transfer will not cause a violation of the Securities Act of 1933, as amended, or any applicable state securities law or unless there should be a registration statement in effect under the Securities Act of 1933, as amended, and under any applicable state securities laws requiring a state-level registration statement with respect to such transfer, and that (3) language consistent with the foregoing restrictions will appear in the registration and transfer provisions of the Indenture.

Section 4. Purchase, Sale and Delivery of the Bonds.

On the basis of, and reliance upon, the representations and agreements of the Issuer contained herein, and in the other documents and agreements referred to herein and subject to the terms and conditions herein set forth, at the Closing Time the Purchaser agrees to purchase from the Issuer and the Issuer agrees to sell to the Purchaser the Bonds at 100% of the par principal amount thereof. The purchase price of the Bonds shall be payable by transfer to the Issuer of absolute ownership of the real and/or personal property listed in Exhibit A attached (the “Leased Property”), free and clear of all encumbrances other than the terms of the Lease, by Deed and/or Bill of Sale warranting title thereto, and all provisions of the Bond Documents concerning the receipt, transfer, deposit, use, payment, expenditure or any similar action that would apply if the purchase price were paid in cash shall be construed accordingly. Notwithstanding the transfer of the Leased Property to the Issuer, the Issuer and the Purchaser intend that the Purchaser shall continue to be the owner of the Leased Property for federal and state income tax purposes.

The Bonds shall be issued under and secured as provided in the Ordinance and the Indenture and the Bonds shall be in the amount and shall mature and bear interest at the rate and be subject to the redemption as set forth in the Indenture. Proceeds of the Bonds shall be expended to pay, or reimburse the Purchaser for payment of, costs of the Leased Property as provided in the Indenture and the Lease.

Payment for the Bonds shall be made by delivering the Deed and/or Bill of Sale heretofore referred to the Trustee for the account of the Issuer, at its corporate trust office in Kansas City, Kansas, by 10:00 a.m., Central Time on December 18, 2006, or at such other place or on such other date and at such hour on such other date as the Issuer and the Purchaser shall mutually agree. The date of such delivery and payment is herein called the “Closing Date,” and the time and date of such delivery and payment is herein called the “Closing Time”. The Bonds shall be available for examination by the Purchaser at least 24 hours prior to the Closing Time.

Section 5. Conditions to the Purchaser’s Obligations.

The Purchaser’s obligations hereunder shall be subject to the due performance by the Issuer of its obligations and agreements to be performed hereunder at or prior to the Closing Time and to the accuracy of and compliance with the representations and warranties of the Issuer contained herein, as of the date hereof and as of the Closing Time, and are also subject to the following conditions:

(a)  The Ordinance shall have been duly passed, signed and published and the Bonds, this Agreement, the Indenture and the Lease shall have been duly authorized, executed and delivered substantially in the forms heretofore approved by the Purchaser and Issuer with only such changes therein as the Purchaser and the Issuer shall mutually agree.

(b)  At the Closing Time, the Purchaser shall receive:

(i) The opinions dated as of the Closing Date and addressed to the Purchaser of (1) Gilmore & Bell, P.C., Bond Counsel and (2) the City Attorney (or other counsel) for the Issuer, all in forms reasonably acceptable to counsel for the Purchaser.

(ii) A certificate, in form and substance satisfactory to the Purchaser, of the Mayor of the Issuer or any duly authorized officer or official of the Issuer satisfactory to the Purchaser, dated as of the Closing Date, to the effect that: (1) each of the Issuer’s representations contained herein is true and correct as of the Closing Time; (2) the Issuer has authorized, by all necessary action, the adoption and due performance of the Ordinance; (3) the Issuer has authorized, by all necessary action, the execution, delivery and due performance of the Bond Documents to which it is a party; (4) no litigation is pending, or to his or her knowledge threatened, to restrain or enjoin the issuance or sale of the Bonds or in any way affecting any authority for or the validity of the Bond Documents or the existence or powers of the Issuer or its right to lease the Leased Property to the Purchaser; and (5) the Bond Documents, executed by the Issuer, are in the forms, or in substantially the forms, approved for such execution by appropriate proceedings of the governing body of the Issuer and (6) the Issuer is not in default under any of the Bond Documents.

(iii) Such additional certificates and other documents as the Purchaser may reasonably request to evidence performance of or compliance with the provisions of this Agreement and the transactions contemplated hereby, all such certificates and other documents to be satisfactory in form and substance to the Purchaser.

(c) At the Closing Time, the Purchaser shall continue in possession of the Leased Property under the terms of the Lease.

Section 6. The Purchaser’s Right to Cancel.

The Purchaser shall have the right to cancel its obligation to purchase the Bonds hereunder by notifying the Issuer in writing or by telefax of its election so to do between the date hereof and the Closing Time.

Section 7. Conditions of City’s Obligations.

The obligations of the Issuer hereunder are subject to the Purchaser’s performance of its obligations hereunder, and the further condition that at the Closing Time each of the conditions to the Purchaser’s obligations hereunder set forth in Section 5 hereof shall have been satisfied.

Section 8. Representations and Agreements to Survive Delivery.

All representations and agreements of the Issuer shall remain in full force and effect, regardless of any investigations made by or on the Purchaser’s behalf, and shall survive delivery of the Bonds to the Purchaser.

Section 9. Payment of Expenses.

All customary, reasonable and necessary expenses and costs to effect the authorization, preparation, issuance, delivery and sale of the Bonds (including, without limitation, the fees and disbursements of bond counsel as set forth in separate letter agreement) and the expenses and costs for the preparation, photocopying, execution and delivery of the Bond Documents and all other agreements and documents contemplated hereby shall be paid by the Purchaser.

Section 10. Notices.

Any notice or other communication to be given to the Issuer under this Agreement may be given by mailing or delivering the same in writing to the City of McPherson, Kansas, Attn: City Clerk, 400 E. Kansas Avenue, McPherson, Kansas 67460; any notice or other communication to be given to the Purchaser under this Agreement may be given by delivering the same in writing to National Cooperative Refinery Association, P.O. Box 1404, McPherson, Kansas 67460, Attn: Vice President - Finance.

Section 11. Applicable Law; Nonassignability.

This Agreement shall be governed by the laws of the State of Kansas. This Agreement shall not be assigned by the Issuer. All covenants and agreements in this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

Section 12. Execution of Counterparts.

This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

Section 13. Amendment.

This Agreement may not be changed orally but only by an agreement in writing signed by each of the parties hereto.

EXECUTED, effective as of the date first above written.

CITY OF MCPHERSON, KANSAS

[SEAL] By:

Mayor

Attest:

City Clerk

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NATIONAL COOPERATIVE REFINERY

ASSOCIATION

By:_________________________________
Name: John G. Buehrle Title:	Vice President — Finance

“Purchaser”